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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                   FORM 8-K

                                Current Report
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                               February 1, 2001
               ------------------------------------------------
               Date of Report (Date of earliest event reported)


                Community Trust Financial Services Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Georgia                        0-19030                   58-1856582
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)



342 Marietta Highway, Hiram, Georgia                                 30141
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code  (678) 363-3828
                                                   ----------------


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
---------------------

On February 1, 2001, Richard A. Hunt, President and CEO of GB&T Bancshares, Inc., and Ronnie L. Austin, President and CEO of Community Trust Financial Services Corporation announced the signing of a non-binding Letter of Intent to merge the two north Georgia bank holding companies.



Item 7.  Exhibits
-----------------

99.1 Form of Press Release, dated February 2, 2001. See Exhibit Index on page 3 hereof.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Community Trust Financial Services Corporation



February 2, 2001                              /s/ Angel Byrd
----------------                             ----------------------
Date                                         By: Angel Byrd

                                             Title: Controller

                                       2
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                                 EXHIBIT INDEX


Exhibit No.         Description                                  Page No.
-----------         -----------                                  --------
99.1                Form of Press Release,                       4
                    Dated February 2, 2001


                                       3